SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF THE LISTED FUNDS

DWS Money Market Trust Cash Management Fund Cash Reserves Fund Institutional Deutsche Money Market Series	Cash Reserve Fund, Inc. Prime Series

At a meeting on July 10, 2015, the Board approved changes to the Fund that would allow the Fund to operate as a government money market fund under the amendments to Rule 2a‐7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As currently structured, on the final compliance date for the Rule 2a‐7 amendments, the Fund would be required to implement a floating net asset value and would be allowed, and in certain situations, required, to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value. (Although the Fund will seek to maintain a $1.00 net asset value, there is no guarantee that it will be able to do so and if the net asset value falls below $1.00, you would lose money.) The Fund will not be required to implement liquidity fees and/or redemption gates as a government money market fund. As defined in amended Rule 2a‐7, a government money market fund is a fund that invests at least 99.5% of the fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

In order for the Fund to operate as a government money market fund, the Board approved revisions to the Fund’s fundamental investment policy relating to concentration (the “Concentration Policy”) such that the Fund would no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions. If not revised, the current Concentration Policy would preclude the Fund from operating as a government money market fund. The revisions to the Concentration Policy are subject to approval by the shareholders of the Fund at a special shareholders’ meeting expected to be held during the fourth quarter of 2015. No assurance can be given that shareholder approval will be obtained for the revisions to the Concentration Policy.

The Fund is a “feeder” fund that pursues its investment objective by investing substantially all of its assets in a “master portfolio,” the Cash Management Portfolio (the “Portfolio”), under a master‐feeder structure. The Portfolio invests directly in securities and other instruments and the Fund has the same investment objective and policies as the Portfolio. Subject to the approval of a revised fundamental investment policy relating to concentration by the Portfolio’s shareholders, the Board also approved changes to permit the Portfolio to operate as a government money market fund.

If the revisions to the Concentration Policy are approved by shareholders, the Board approved other changes for the Fund to operate as a government money market fund, including:

(i)	A revised investment objective, as follows:

“The fund seeks maximum current income to the extent consistent with stability of principal.”

(ii)
The adoption of a principal investment strategy to invest at least 99.5% of the Fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities.

(iii)	Name changes as follows:

Current Name	New Name
Cash Management Portfolio	Government Cash Management Portfolio
Cash Reserve Fund, Inc.	Cash Reserve Fund, Inc. (No Change)
Prime Series:	Deutsche Government Series:
Cash Reserve Prime Shares Cash Reserve Prime Institutional Shares	Cash Reserve Government Shares Cash Reserve Government Institutional Shares
DWS Money Market Trust: Cash Management Fund Cash Reserves Fund Institutional Deutsche Money Market Series	Deutsche Money Market Trust: Deutsche Government Cash Management Fund Deutsche Government Cash Reserves Fund Institutional Deutsche Government Money Market Series

July 20, 2015 PROSTKR‐506

(iv)A reduction in the management fee rate paid by the Portfolio to Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the Fund and the Portfolio. Pursuant to the master‐feeder structure noted above, DIMA receives a management fee from the Portfolio. The revised management fee rate schedule is set forth below:

Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $3 Billion	0.1500%	First $3 Billion	0.1200%
Next $4.5 Billion	0.1325%	Next $4.5 Billion	0.1025%
Over $7.5 Billion	0.1200%	Over $7.5 Billion	0.0900%

All the Funds, except for Deutsche Money Market Series, have a management fee rate of 0%. Deutsche Money Market Series has a management fee rate of 0% so long as the Fund invests in the Portfolio under a master‐feeder structure. If Deutsche Money Market Series were to no longer invest in the Portfolio, the Fund management fee rate would be revised as follows:

Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $1.5 Billion	0.1650%	First $3 Billion	0.1200%
Next $1.75 Billion	0.1500%	Next $4.5 Billion	0.1025%
Next $1.75 Billion	0.1350%	Over $7.5 Billion	0.0900%
Over $5 Billion	0.1200%

If shareholders approve the revisions to the Concentration Policy, DIMA currently anticipates that the change to the Concentration Policy and other changes for the Fund to operate as a government money market fund will take effect on or about May 2, 2016. To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the Portfolio beginning after shareholders approve the revisions to the Concentration Policy. As a result, it is expected that the Portfolio gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non‐government securities, it should be expected that the Fund’s yield may decrease as more assets are invested in government securities.

The foregoing is not a solicitation of any proxy.

Please Retain This Supplement for Future Reference

July 20, 2015 PROSTKR‐506